UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

HUMAN BIOSYSTEMS
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation or organization)

0-28413 (Commission File Number)	77-0481056 (IRS Employer Identification No.)
1127 Harker Avenue, Palo Alto, California (principal executive offices)	94301 (Zip Code)

(650) 323-0943
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On April 7, 2009, Human BioSystems, a California corporation (the “registrant”), Human BioSystems Acquisition Company, a Nevada corporation (the “Subsidiary”), and San West, Inc., a Nevada corporation (“San West”) executed a Plan and Agreement of Triangular Merger (the “Plan of Merger”), whereby San West is to merge into the Subsidiary, a wholly-owned subsidiary of the registrant (the “Merger”).  As a result of the Merger, the stockholders of San West (the “San West Stockholders”) will receive shares of the common stock of the registrant, no par value per share (the “Human BioSystems Common Stock”) in exchange for all of their shares of the common stock of San West, par value $0.001 per share (the “San West Common Stock”).  The basic terms of the Plan of Merger are as follows:

1.

Plan Adopted.  The Plan of Merger whereby San West merges with and into the Subsidiary, pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”) and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, was adopted as follows:

(a)

San West shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Nevada.

(b)

The Subsidiary shall be the Surviving Corporation and its name shall be changed to San West, Inc. (the “Surviving Corporation”) and will continue to be a wholly-owned subsidiary of the registrant.

(c)

When the Plan of Merger shall become effective, the separate existence of San West shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of San West and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them.  All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

(d)

The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the State of Nevada, if any.

(e)

The Surviving Corporation will carry on business with the assets of San West, as well as the assets of the Subsidiary.

(f)

The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Chapter 92A of the NRS.

(g)

The San West Stockholders will surrender all of their shares of the San West Common Stock in the manner hereinafter set forth.

(h)

In exchange for the shares of the San West Common Stock surrendered by the San West Stockholders, the registrant will issue and transfer to them on the basis hereinafter set forth, shares of the Human BioSystems Common Stock.

(i)

A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(j)

The Subsidiary is authorized by its Articles of Incorporation to issue 400,000,000 shares of the Subsidiary Common Stock, one share of which will be duly and validly issued and outstanding, fully paid, and non-assessable as of the Effective Date, and 50,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding.  Other than as disclosed in the Plan of Merger, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Subsidiary Common Stock or other securities or entitling anyone to acquire the Subsidiary Common Stock or other securities of the Subsidiary.

(k)

The authorized capital stock of San West is 25,000,000 shares of the San West Common Stock.  As of the date of the Plan of Merger, there are 4,136,836 shares of the San West Common Stock duly and validly issued and outstanding, fully paid, and non-assessable held by 33 stockholders, all of whom are “accredited investors” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

2.

Effective Date.  The effective date of the Merger (the “Effective Date”) shall be the date of the filing of Articles of Merger for the Subsidiary and San West in the State of Nevada.

3.

Submission to Stockholders.  The Plan of Merger shall be submitted for approval separately to the San West Stockholders and to the registrant as the sole stockholder of the Subsidiary in the manner provided by the laws of the State of Nevada.

4.

Manner of Exchange.  On the Effective Date, the San West Stockholders shall surrender their stock certificates representing all of the issued and outstanding shares of the San West Common Stock to the Subsidiary in exchange for certificates representing the shares of the Human BioSystems Common Stock to which they are entitled.  In exchange, the Subsidiary shall receive all of the issued and outstanding shares of the San West Common Stock held by the San West Stockholders.  Following the receipt of the shares of the San West Common Stock by the Subsidiary, the shares of the San West Common Stock shall be cancelled.  The one share of the Subsidiary Common Stock shall remain issued and outstanding.

5.

Basis of Exchange.  The San West Stockholders currently own 4,136,836 shares of the San West Common Stock, which shares constitute all of the issued and outstanding shares of the capital stock of San West.  As a result of the Merger, the San West Stockholders shall be entitled to receive, in exchange for all of their San West Common Stock, 13,079,264 shares of the Human BioSystems Common Stock on the basis of 3.16 shares of the Human BioSystems Common Stock for each share of the San West Common Stock held by each of the San West Stockholders.  Any fractional number of shares to be received shall be rounded up to the nearest whole number.  Following the Effective Date, Human BioSystems shall have 16,349,080 shares of the Human BioSystems Common Stock issued and outstanding, owned as follows: (a) 2,452,362 shares owned by the Human BioSystems Stockholders; (b) 13,079,264 shares owned by the San West Stockholders; and (c) 817,454 shares owned by Dutchess Advisors LLC as a finders fee.  Provided, however, notwithstanding anything herein contained to the contrary, if there is any change in the issued and outstanding shares of either Human BioSystems or San West as of the Effective Date, the number of shares to be issued hereunder shall be adjusted accordingly, so that the San West Stockholders will own following the Effective Date at least 80 percent of the issued and outstanding shares of the Human BioSystems Common Stock and the Human BioSystems Stockholders will own approximately 15 percent of the issued and outstanding shares of the Human BioSystems Common Stock following the Effective Date after the payment of the finders fee herein described.  Provided, further, however, between the date of the Plan of Merger and April 17, 2009, Human BioSystems may issue shares of the Human BioSystems Common Stock to raise the $26,000 payment to be made by San West as described in Paragraph 12(b) of the Plan of Merger, and in such event, the issuance of such shares shall be deemed to have occurred after the Effective Date so as to result in a dilution of all stockholders of Human BioSystems following the Effective Date, including, but not limited to the Human BioSystems Stockholders, the San West Stockholders and Dutchess Advisors LLC.  In the event of the issuance of such shares of the Human BioSystems Common Stock as described in this paragraph, the provisions of Paragraph 12(b) of the Plan of Merger shall be deemed null and void.

6.

Restricted Shares.  All shares of the Human BioSystems Common Stock to be received by the San West Stockholders and Dutchess Advisors LLC under the Plan of Merger shall be restricted in their resale as provided in the Securities Act, and shall contain a legend as required by Rule 144 promulgated under the Securities Act.

The restricted nature of such shares shall not be taken into account or any quoted price of the shares on the Effective Date.  Upon receipt of the Human BioSystems Common Stock, each San West Stockholder shall execute a Subscription Agreement in the form attached to the Plan of Merger as Exhibit A.  In that regard, the San West Stockholders shall acknowledge that Human BioSystems does not have any obligation to register for resale pursuant to the Securities Act, the shares of the Human BioSystems Common Stock to be received by them hereunder.

7.

Directors and Officers.

(a)

Following the Merger, the present Board of Directors of San West shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

(b)

If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

(c)

All persons who, on the Effective Date, are executive or administrative officers of San West shall be the officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine.  The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

8.

Articles of Incorporation.  The Articles of Incorporation of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to San West, Inc., a copy of which is attached to the Plan of Merger as Exhibit B shall continue in full force as the Articles of Incorporation of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

9.

Bylaws.  The Bylaws of the Subsidiary existing on the Effective Date, as amended to reflect the change of name to San West, Inc., a copy of which is attached to the Plan of Merger as Exhibit C shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

10.

Directors and Officers of Human BioSystems.  On the Effective Date, persons selected by San West will be elected to the Board of Directors of Human BioSystems, and immediately thereafter, all of the members of the Human BioSystems Board of Directors serving before the Effective Date shall resign.  Further, on the Effective Date, the Board of Directors will elect a person selected by San West as President of Human BioSystems, and all of the other officers of Human BioSystems other than such person selected by San West shall resign on the Effective Date.

11.

Additional Consideration for the Merger.  As additional consideration for the Merger:

(a)

San West has paid to Human BioSystems the sum of $25,000.

(b)

On April 17, 2009 or the Effective Date, whichever occurs sooner, San West will pay the sum of $26,000 to Human BioSystems.

(c)

Following the Effective Date, selected creditors of Human BioSystems as of the Effective Date shall receive pro rata an amount equal to 20 percent of the net income of Human BioSystems (as hereinafter defined) and 30 percent of any newly invested capital in Human BioSystems until such creditors have been paid in full the discounted amount agreed to by the selected creditors, pursuant to a Settlement Agreement, as set out in Attachment D to the Plan of Merger.  As for the other creditors of Human BioSystems existing as of the Effective Date, they shall be paid as may be agreed upon by such creditors and Human BioSystems.

(d)

Following the Effective Date, Harry Masuda shall be engaged as a consultant to Human BioSystems to assist Human BioSystems in the raising of additional capital.

(e)

Six months after the Effective Date, Human BioSystems shall sell the properties specified on Attachment E to the Plan of Merger to the parties named in Attachment E for the consideration described therein.  Provided, however, during the six months from the Effective Date, Human BioSystems shall attempt to sell such properties to any non affiliated third party.  If following such six-month period, no such non affiliated third party purchases all or any portion of such properties, the portion of such properties remaining unsold shall be sold in the manner described in Attachment E.

As used in the Plan of Merger, the “net income of Human BioSystems” shall mean for any period, gross revenues and other proper income credits, less all proper income charges, including taxes on income, of Human BioSystems for such period, all determined in accordance with GAAP (hereinafter defined), provided that (i) there shall not be included in such revenues (1) any gains resulting from any write-up of assets, (2) any proceeds of any life insurance policy or (3) any gain which is classified as “extraordinary” in accordance with GAAP, and (ii) capital gains may be included in such revenues only to the extent of capital losses.

As used in the Plan of Merger, “GAAP” shall mean generally accepted accounting principles as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent public accountants certifying any financial statements of Human BioSystems.

12.

Copies of the Plan of Merger.  A copy of the Plan of Merger is on file at 10350 Mission Gorge Road, Santee, California 92069, the principal offices of San West, and 1127 Harker Avenue, Palo Alto, California 94301, the principal offices of the registrant and the Subsidiary.  A copy of the Plan of Merger will be furnished to any stockholder of San West, the registrant, or the Subsidiary, on written request and without cost.

The Plan of Merger is expected to close on or before April 17, 2009.  A copy of the Plan of Merger is attached to this report as an exhibit.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Plan and Agreement of Triangular Merger between Human BioSystems, Human BioSystems Acquisition Company and San West, Inc. dated April 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2009.	HUMAN BIOSYSTEMS

By /s/ Harry Masuda
Harry Masuda, Chief Executive Officer